U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 27, 2006

Citigroup Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York		10043
(Address of principal executive offices)		(Zip Code)

(212) 559-1000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 7.01  Regulation FD Disclosure.

On October 27, 2006, Citigroup Inc. held an investor presentation titled “Update on Investment Initiatives”.

Exhibit 99.1 is a copy of the presentation materials used in connection with the investor presentation. This information is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and the information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of Citigroup Inc. under the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number
99.1	Presentation materials for the investor presentation by Citigroup Inc.

The investor presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those included in these statements due to a variety of factors. More information about these factors is contained in Citigroup’s filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: October 27, 2006
	By:	/s/ JOHN C. GERSPACH
Name: John C. Gerspach Title: Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number
99.1	Presentation materials for the investor presentation by Citigroup Inc.